                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          HUMAN GENOME SCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                          HUMAN GENOME SCIENCES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 24, 2000
                            ------------------------

To the Stockholders of Human Genome Sciences, Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Human Genome Sciences, Inc., a Delaware corporation (the "Company"), will be held at the Gaithersburg Marriott Washingtonian Hotel, 9751 Washingtonian Boulevard, Gaithersburg, Maryland 20878 on Wednesday, May 24, 2000 at 9:00 a.m., local time, for the following purposes:

     1. To elect four directors for a three year term ending in 2003.

     2. To approve the adoption of the 2000 Stock Incentive Plan.

     3. To approve the adoption of the Employee Stock Purchase Plan.

     4. To ratify the selection of Ernst & Young LLP as the Company's independent public accountants.

     5. To act upon any other matter which may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on March 31, 2000 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. A list of the stockholders as of the record date will be available for inspection by stockholders at the Company's corporate headquarters during business hours for a period of ten days prior to the Annual Meeting.

     Your attention is directed to the attached Proxy Statement and to the enclosed Annual Report of the Company for the fiscal year ended December 31, 1999.

                                          By Order of the Board of Directors,

                                          James H. Davis, Secretary

Rockville, Maryland
April 24, 2000

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                          HUMAN GENOME SCIENCES, INC.
                              9410 KEY WEST AVENUE
                         ROCKVILLE, MARYLAND 20850-3338
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is being furnished to stockholders of Human Genome Sciences, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Gaithersburg Marriott Washingtonian Hotel, 9751 Washingtonian Boulevard, Gaithersburg, Maryland 20878 on Wednesday, May 24, 2000 at 9:00 a.m., local time, and at any adjournments thereof.

SOLICITATION

     The solicitation is being made primarily by the use of the mails, but directors, officers and employees may also engage in the solicitation of proxies by telephone. The Company has retained the services of Georgeson Shareholder Communications, Inc. to assist it in soliciting proxies. Georgeson Shareholder Communications, Inc. will solicit proxies by: personal interview, telephone, facsimile, and mail. It is anticipated that the fee for those services will not exceed $8,000 plus reimbursement for out-of-pocket expenses. The cost of soliciting proxies will be borne by the Company. Other than the compensation of Georgeson Shareholder Communications, Inc., no compensation will be paid by the Company in connection with the solicitation of proxies, except that the Company may reimburse the brokers, custodians, nominees and other recordholders for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners.

     This Proxy Statement and the accompanying form of proxy are being sent to stockholders on or about April 24, 2000.

REVOCATION OF PROXIES

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

QUORUM AND VOTING REQUIREMENTS

     The close of business on March 31, 2000 has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 54,548,184 shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), outstanding. The presence at the Annual Meeting, in person or by a proxy relating to any matter to be acted upon at the meeting, of a majority of the outstanding shares, or 27,274,093 shares, is necessary to constitute a quorum for the Annual Meeting. Each outstanding share is entitled to one vote on all matters. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum. In the event that there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Broker non-votes" means the votes that could have been cast on the matter in question if the brokers had received their customers' instructions, and as to which the broker has notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority.

     Directors are elected by a plurality and the four nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election. On all other matters the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote on the matter is required to approve such matter. Broker non-votes are not considered shares entitled to vote on the matter and therefore will not be taken into account in determining the outcome of the vote on the matter. Abstentions are considered shares entitled to vote on the matter and therefore will have the effect of a vote against the matter.

     All outstanding shares of the Company's Common Stock represented by properly executed and unrevoked proxies received in the accompanying form in time for the Annual Meeting will be voted. A stockholder may, with respect to the election of directors (i) vote for the election of the named director nominees, (ii) withhold authority to vote for all such director nominees, or
(iii) vote for the election of all such director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by striking a line through such nominee's name on the proxy. A stockholder may, with respect to each other matter specified in the notice of meeting (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter, or (iii) "ABSTAIN" from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If no instructions are given, the shares will be voted FOR the election of the named director nominees, FOR approval and adoption of the 2000 Stock Incentive Plan, FOR approval and adoption of the Employee Stock Purchase Plan, and FOR the ratification of Ernst & Young LLP as the Company's independent public accountants.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders the discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the ownership of Common Stock of the Company as of March 31, 2000, unless otherwise indicated, by
(i) all stockholders known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each of the directors and nominees for director, (iii) each executive officer of the Company, including those named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. All share numbers reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000.

                                                            NUMBER OF
         NAME AND ADDRESS OF BENEFICIAL OWNER(1)           SHARES OWNED    PERCENT OWNED
         ---------------------------------------           ------------    -------------
Sid R. Bass and Lee M. Bass Group........................   6,841,732(2)       12.5%
  201 Main Street
  Fort Worth, Texas 76201-3131
FMR Corp.................................................   4,996,362(3)        9.2%
  82 Devonshire Street
  Boston, MA 02109-3614
Wellington Management Company, LLP.......................   4,488,340(4)        8.2%
  75 State Street, 19th Floor
  Boston, MA 02109

                                                            NUMBER OF
      DIRECTORS, NOMINEES, AND EXECUTIVE DIRECTORS         SHARES OWNED    PERCENT OWNED
      --------------------------------------------         ------------    -------------
William A. Haseltine, Ph.D...............................   2,803,111(5)        5.1%
  c/o Human Genome Sciences, Inc.
  9410 Key West Avenue
  Rockville, Maryland 20850
Susan Bateson McKay......................................      39,470(6)          *
  c/o Human Genome Sciences
  9410 Key West Avenue
  Rockville, Maryland 20850
James H. Davis, Ph.D., J.D...............................     162,257(7)          *
  c/o Human Genome Sciences, Inc.
  9410 Key West Avenue
  Rockville, Maryland 20850
Jurgen Drews, M.D. ......................................      16,000(8)          *
  Firnhaberstrasse 14
  D-82340 Feldafing Germany
Beverly Sills Greenough..................................      36,500(9)          *
  211 Central Park West, #4-F
  New York, New York 10024
Robert Hormats...........................................      19,500(10)         *
  c/o Goldman Sachs & Co.
  85 Broad Street
  New York, New York 10128
Max Link, Ph.D...........................................      30,000(11)         *
  Tobelhofstr, 30
  8044 Zurich, Switzerland
Arthur M. Mandell........................................     174,493(12)         *
  c/o Human Genome Sciences, Inc.
  9410 Key West Avenue
  Rockville, Maryland 20850
Steven C. Mayer..........................................     211,828(13)         *
  c/o Human Genome Sciences, Inc.
  9410 Key West Avenue
  Rockville, Maryland 20850
Craig A. Rosen, Ph.D. ...................................     580,165(14)       1.1%
  c/o Human Genome Sciences, Inc.
  9410 Key West Avenue
  Rockville, Maryland 20850
Alan G. Spoon............................................      18,000(15)         *
  c/o The Washington Post Company
  1150 15th Street, NW
  Washington, D.C. 20071
David C. Stump, M.D. ....................................        None(16)         *
  c/o Human Genome Sciences, Inc.
  9410 Key West Avenue
  Rockville, Maryland 20850

                                                            NUMBER OF
      DIRECTORS, NOMINEES, AND EXECUTIVE DIRECTORS         SHARES OWNED    PERCENT OWNED
      --------------------------------------------         ------------    -------------
Laura D'Andrea Tyson, Ph.D. .............................       8,000(17)         *
  2015 Los Angeles Avenue
  Berkely, California 24707
James B. Wyngaarden, M.D. ...............................      45,500(18)         *
  3504 Stoneybrook Drive
  Durham, North Carolina 27705
All directors and executive officers as a group (14
  persons)...............................................   4,144,824(19)       7.4%

---------------
   * Percentage is less than 1% of the total number of outstanding shares of the Company's Common Stock.

 (1) Except as otherwise indicated, each party has sole voting and investment power over the shares beneficially owned.

 (2) As reported on a Schedule 13G filed by Sid R. Bass and Lee M. Bass and 22 related and affiliated entities on February 11, 2000, restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000. In some cases the entities have sole voting and investment power over their respective shares of the Company's Common Stock; in other cases the entities share voting and/or investment power with other entities in the group.

 (3) As reported on a Schedule 13G filed by FMR Corp. and related and affiliated entities on February 14, 2000, restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000. In some cases the entities have sole voting and investment power over their respective shares of the Company's Common Stock; in other cases the entities share voting and/or investment power with other entities in the group.

 (4) As reported on a Schedule 13G filed by Wellington Management Co., LLP on February 11, 2000, restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000.

 (5) Includes 711,337 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 31,000 shares of Common Stock owned by Dr. Haseltine's wife, as to which Dr. Haseltine disclaims beneficial ownership, and 1,008,663 shares of Common Stock issuable upon exercise of options held that are not exercisable within 60 days.

 (6) Includes 34,470 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 72,530 shares of Common Stock issuable upon exercise of options held that are not exercisable within 60 days.

 (7) Includes 162,257 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 267,743 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

 (8) Includes 16,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 12,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

 (9) Includes 34,500 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days.

(10) Includes 15,500 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 9,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

(11) Includes 8,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 4,500 shares of Common Stock issuable upon exercise of options held that are not exercisable within 60 days.

(12) Includes 174,493 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 225,507 shares of Common Stock issuable upon exercise of options held that are not exercisable within 60 days.

(13) Includes 189,916 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 218,172 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

(14) Includes 333,363 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Also includes 72,000 shares of Common Stock held in trust for Dr. Rosen's minor children, as to which Dr. Rosen disclaims beneficial ownership. Does not include 376,637 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

(15) Includes 16,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 12,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

(16) Does not include 250,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days.

(17) Includes 8,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 16,000 shares of Common Stock issuable upon exercise that are not exercisable within 60 days.

(18) Includes 45,500 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days.

(19) Includes 1,749,336 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Does not include 2,472,752 shares issuable upon exercise of options that are not exercisable within 60 days.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                  PROPOSAL 1.  ELECTION OF CLASS III DIRECTORS

     One class of directors, the Class III directors, consisting of Drs. Haseltine and Tyson and Messrs. Hormats and Spoon, has a term of office expiring at the Annual Meeting, and at such time as their successors shall be elected and qualified. Drs. Haseltine and Tyson and Messrs. Hormats and Spoon have each been nominated for a three-year term expiring at the annual meeting of stockholders in 2003 and until their successors shall be elected and qualified.

     The persons named in the enclosed proxy intend to vote properly executed and returned proxies FOR the election of all nominees proposed by the Board of Directors unless authority to vote is withheld. In the event that any nominee is unable or unwilling to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.

     Set forth below is information concerning the nominees for election and those directors whose term continues beyond the date of the Annual Meeting.

NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM
EXPIRING AT THE 2003 ANNUAL MEETING.

                                             DIRECTOR       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
               NOMINEE                 AGE    SINCE                  DURING THE PAST FIVE YEARS
               -------                 ---   --------   -----------------------------------------------------
William A. Haseltine, Ph.D...........  55      1993     Chairman of the Board, Chief Executive Officer, and
                                                        member of the Executive Committee of the Company.
                                                        Consultant to the Company from December 1992 until
                                                        May 1993. Member of the faculty of Harvard Medical
                                                        School and the Dana Farber Cancer Institute from 1976
                                                        to May 1993. Member of the faculty of the Harvard
                                                        School of Public Health from 1977 to May 1993 and
                                                        Chief of Human Retrovirology at the Dana Farber
                                                        Cancer Institute from 1988 to May 1993. A founder of
                                                        several biotechnology companies. A Scientific Advisor
                                                        to HealthCare Investment Corporation, LLP since 1987.
                                                        Author of approximately 250 scientific publications.
Laura D'Andrea Tyson, Ph.D. .........  53      1998     Member of the Audit Committee of the Company. Dean of
                                                        the Walter A. Haas School of Business at the
                                                        University of California, Berkley since 1998. Served
                                                        as the President's National Economic Advisor from
                                                        1995 to 1996 and as Chairman of the White House
                                                        Council of Economic Advisors from 1993 to 1995. Dr.
                                                        Tyson was a member of the National Bipartisan
                                                        Commission on the Future of Medicare and is a
                                                        principal of the Law & Economics Consulting Group.
                                                        Dr. Tyson is a member of the Boards of Directors of
                                                        SBC Communications, the Council on Foreign Relations,
                                                        Eastman Kodak Company, Fox Entertainment Group,
                                                        Morgan Stanley, Dean Witter, Discover & Co and the
                                                        Institute of International Economics. She is a member
                                                        of The Trilateral Commission. Dr. Tyson serves on the
                                                        Board of Trustees of The Asia Foundation; the
                                                        Advisory Boards of E.M. Warburg, Pincus & Co., LLP,
                                                        Shorenstein Company, LP, E-piphany, Bartertrust, the
                                                        G7 Group, Inc. and The Journal of Economic
                                                        Perspectives; and the Boards of Editors of The
                                                        American Prospect and California Management Review.
                                                        She is an Economic Viewpoint columnist for Business
                                                        Week magazine.

                                             DIRECTOR       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
               NOMINEE                 AGE    SINCE                  DURING THE PAST FIVE YEARS
               -------                 ---   --------   -----------------------------------------------------
Robert D. Hormats....................  57      1996     Member of the Executive, Audit, and Compensation
                                                        Committees of the Company. Vice Chairman of Goldman
                                                        Sachs (International) since 1987. Served in various
                                                        capacities with Goldman, Sachs & Co. since 1982.
                                                        Served as a Senior Staff Member for International
                                                        Economic Affairs on the National Security Council
                                                        from 1974 to 1977. Served as Senior Deputy Assistant
                                                        Secretary for Economic and Business Affairs at the
                                                        Department of State from 1977 to 1979, Ambassador and
                                                        Deputy U.S. Trade representative from 1979 to 1981
                                                        and Assistant Secretary of State for Economic and
                                                        Business Affairs from 1981 to 1982. Appointed by
                                                        President Clinton in 1993 to the Board of the
                                                        U.S.-Russia Investment Fund, formerly the Russian-
                                                        American Enterprise Fund.
Alan G. Spoon........................  48      1998     Mr. Spoon is Chief Operating Officer and Director of
                                                        The Washington Post Company, a public company, since
                                                        1991, and had also served as President from May 1993
                                                        through March 2000. Mr. Spoon joined The Washington
                                                        Post in 1982. Mr. Spoon will be general partner at
                                                        Polaris Venture Partners, Inc., a venture capital
                                                        firm, starting May 2000. From 1989 to 1991, he was
                                                        President of Newsweek, Inc. During that time he also
                                                        was responsible for Post-Newsweek television
                                                        stations. From 1987 to 1989, he was The Washington
                                                        Post Company's Chief Financial Officer. He presently
                                                        serves as a Director of American Management Systems,
                                                        Inc., Ticketmaster-CitySerach Online, Inc. and
                                                        Danaher Corporation, each of which is a public
                                                        company.

DIRECTORS CONTINUING IN OFFICE.

DIRECTORS WHOSE TERM WILL EXPIRE AT THE 2001 ANNUAL MEETING:

                                             DIRECTOR       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
               NOMINEE                 AGE    SINCE                  DURING THE PAST FIVE YEARS
               -------                 ---   --------   -----------------------------------------------------
Jurgen Drews, M.D....................  66      1998     Member of the Executive and Nominating Committees of
                                                        the Company. Chairman and partner of International
                                                        Biomedicine Management Partners, Basel, Switzerland.
                                                        Member of the Executive Committee of the Roche Group,
                                                        Hoffmann-La Roche, Inc., from 1986 until his
                                                        retirement in 1998. Dr. Drews also served as
                                                        President, Global Research for the Roche Group from
                                                        1996 until 1998. He was President, International
                                                        Research and Development at the Roche Group from 1991
                                                        until 1996. Before joining Roche in 1985, Dr. Drews
                                                        was Head of International Pharmaceutical Research and
                                                        Development of Sandoz, LTD., in Basel, Switzerland.
                                                        Dr. Drews' board memberships include Protein Design
                                                        Labs, Inc., of Mountain View, CA, and MorphoSys GmbH
                                                        as well as Genomics Pharmaceutical Company, both in
                                                        Munich, Germany.
James B. Wyngaarden, M.D.............  75      1993     Professor of Medicine, Duke University, Emeritus,
                                                        Professor of Medicine and Sr. Associate Dean,
                                                        International Programs, University of Pennsylvania
                                                        Medical Center, 1995-1997. Foreign Secretary,
                                                        National Academy of Sciences and Institute of
                                                        Medicine and Associate Vice Chancellor for Health
                                                        Affairs at Duke University, 1990 to 1994. Served as
                                                        Director of the National Institutes of Health from
                                                        1982 to 1989 and as Associate Director for Life
                                                        Sciences, Office of Science and Technology Policy,
                                                        Executive Office of the President from 1989 to 1990.
                                                        From 1990 to 1991, served as Director of Human Genome
                                                        Organization. Serves as Director of Hybridon Inc. and
                                                        Magainin Pharmaceuticals, Inc. Author of
                                                        approximately 250 scientific publications.

DIRECTORS WHOSE TERM WILL EXPIRE AT THE 2002 ANNUAL MEETING:

                                             DIRECTOR       PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
               NOMINEE                 AGE    SINCE                  DURING THE PAST FIVE YEARS
               -------                 ---   --------   -----------------------------------------------------
Max Link, Ph.D.......................  59      1995     Member of the Executive and Compensation Committees
                                                        of the Company. Dr. Link has held a number of
                                                        executive positions with pharmaceutical and
                                                        healthcare companies. Most recently, he served as
                                                        Chief Executive Officer of Corange Limited, from May
                                                        1993 until June 1994. Prior to joining Corange
                                                        Limited, Dr. Link served in a number of positions
                                                        within Sandoz Pharma Ltd., including Chief Executive
                                                        Officer from 1987 until April 1992, and Chairman from
                                                        April 1992 until May 1993. Dr. Link currently serves
                                                        on the board of directors of Alexion Pharmaceuticals,
                                                        Cell Therapeutics, CytRx Corporation, Discovery Labs,
                                                        Osiris Therapeutics, Inc., Protein Design Labs and
                                                        Sulzer Medica. Dr. Link received his doctorate in
                                                        Economics from the University of St. Gallen.
Craig A. Rosen, Ph.D.................  42      1992     Executive Vice President of Research and Development
                                                        and Director of the Company. Employed by the Roche
                                                        Institute of Molecular Biology from 1987 to December
                                                        1992, serving as Chairman of the Department of Gene
                                                        Regulation from 1991 to December 1992 and in varying
                                                        positions in the Department of Molecular Oncology and
                                                        Virology from 1987 to 1991. Member of the board and
                                                        chairman of the scientific advisory council for the
                                                        American Foundation for AIDS Research from 1990 to
                                                        1995 and serves on the Scientific Advisory Boards for
                                                        the Wistar Institute and the Institute for Human
                                                        Virology. Dr. Rosen currently serves as a Director on
                                                        the board of Vascular Genetics Inc. Author of
                                                        approximately 130 publications and an editorial board
                                                        member of several scientific publications.
Beverly Sills Greenough..............  70      1993     Member of the Audit Committee of the Company.
                                                        Chairman of the Lincoln Center for the Performing
                                                        Arts since 1994. Managing Director of the
                                                        Metropolitan Opera in New York, a position held since
                                                        1991. President of the New York City Opera Board from
                                                        1989 to 1990. Served as General Director of the New
                                                        York City Opera Company from 1979 to 1989. Serves on
                                                        the Boards of Directors of American Express Company,
                                                        Inc. and Time Warner, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     The Board of Directors held four regular meetings and one telephonic meeting during 1999. Mrs. Sills Greenough attended fewer than 75% of the total number of meetings of the Board and of the Committee of which she was a member during 1999. The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Executive Committee, currently consisting of Drs. Haseltine, Link and Drews and Messrs. Spoon and Hormats, has the authority to act on most matters during the intervals between meetings of the Board of Directors. The Executive Committee held two regular meetings and one telephonic meeting during 1999.

     The Audit Committee, currently consisting of Mrs. Sills Greenough, Mr. Hormats and Dr. Tyson, provides the opportunity for direct contact between the Company's independent public accountants and the Board of Directors. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting during 1999.

     The Compensation Committee, currently consisting of Dr. Link and Messrs. Hormats and Spoon, determines all compensation paid or awarded to the Company's executive officers and senior officers (those with the rank of vice president or above) and administers the Company's 1993 Incentive and Non-Qualified Stock Option Plan and the 1994 Stock Option Plan, for which all employees and certain non-employees are eligible. If approved, the Compensation Committee will administer the Company's 2000 Stock Incentive Plan and Employee Stock Purchase Plan. The Compensation Committee held seven regular meetings and two telephonic meetings during 1999.

     The Nominating Committee, currently consisting of Drs. Haseltine, Link, and Drews, is responsible for proposing a slate of directors for election by the stockholders at each annual meeting and proposing candidates to fill any vacancies on the Board. The committee will consider nominees for Board membership recommended by stockholders. Any stockholder wishing to propose a nominee may submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information. The Nominating Committee did not meet during 1999.

IDENTIFICATION OF EXECUTIVE OFFICERS

     Set forth below is certain information regarding the positions and business experience of each executive officer of the Company who is not also a director of the Company.

          EXECUTIVE OFFICER            AGE                          POSITIONS
          -----------------            ---   --------------------------------------------------------
Susan Bateson McKay..................  45    Ms. Bateson McKay has served as Vice President, Human
                                             Resources of the Company since January 1997. Prior to
                                             joining the Company, Ms. Bateson McKay served as
                                             Director of Human Resources and Administration at
                                             Finnegan, Henderson, Farabow, Garrett & Dunner, L.L.P.,
                                             from May 1994 to December 1996. From 1983 to 1994, Ms.
                                             Bateson McKay was employed by J.P. Morgan & Co.,
                                             Incorporated and was appointed Vice President, Human
                                             Resources in 1985. Ms. Bateson McKay holds a masters
                                             degree in Business Administration from New York
                                             University.
James H. Davis, Ph.D., J.D. .........  49    Dr. Davis has served as Senior Vice President, General
                                             Counsel and Secretary of the Company since May 1997.
                                             From 1995 to 1997, Dr. Davis was of counsel to the
                                             Washington D.C. law firm of Finnegan, Henderson,
                                             Farabow, Garrett & Dunner, L.L.P. Prior to this time,
                                             Dr. Davis served in a number of capacities with the
                                             agricultural biotechnology company, Crop Genetics
                                             International, including General Counsel from 1988 to
                                             1995, Vice President of Research and Development from
                                             1990 to 1995, Secretary from 1990 to 1995, and a member
                                             of the Board of Directors from 1992 to 1995. Prior to
                                             joining Crop Genetics, Dr. Davis was a partner in the
                                             Washington, D.C. office of Weil, Gotshal & Manges. Dr.
                                             Davis holds a doctorate degree in Organic and
                                             Theoretical Chemistry from the California Institute of
                                             Technology and a law degree from the University of
                                             Virginia.

          EXECUTIVE OFFICER            AGE                          POSITIONS
          -----------------            ---   --------------------------------------------------------
Arthur M. Mandell....................  47    Mr. Mandell has served as Senior Vice President,
                                             Corporate and Business Development of the Company since
                                             March 1997. Mr. Mandell was most recently a Principal of
                                             the consulting firm, ZS Associates, and General Manager
                                             of the West Coast office located in Menlo Park,
                                             California. Prior to joining ZS Associates in 1995, Mr.
                                             Mandell spent over 13 years at Syntex Corporation where
                                             he held a number of senior management positions in
                                             strategic planning, business development, new product
                                             planning, product marketing, and financial management,
                                             including Regional Vice President overseeing Business
                                             Development and Market Planning for the Pacific Rim,
                                             Mexico, and Canada. Prior to entering the pharmaceutical
                                             industry, Mr. Mandell was at Intel Corporation in
                                             Silicon Valley where he developed planning processes and
                                             decision support models. Mr. Mandell also serves as a
                                             Director of Vascular Genetics, Inc.
Steven C. Mayer......................  46    Mr. Mayer has served as Senior Vice President and Chief
                                             Financial Officer of the Company since September 1996.
                                             Prior to joining the Company, Mr. Mayer was Vice
                                             President and Chief Financial Officer of GenVec, Inc.,
                                             an early-stage gene therapy company from 1995 to 1996.
                                             From 1991 to 1995, he served as Vice President
                                             (subsequently Senior Vice President) and Chief Financial
                                             Officer of TheraTech, Inc. Prior to joining TheraTech,
                                             Inc., Mr. Mayer was involved in the formation of Myriad
                                             Genetics and was Vice President and Chief Financial
                                             Officer of NPI, an agricultural biotechnology company.
                                             Mr. Mayer holds a masters degree in Business
                                             Administration from Stanford University.
David C. Stump, M.D..................  50    Dr. Stump has served as Senior Vice President, Drug
                                             Development of the Company since November 1999. Most
                                             recently Vice President, Clinical Research and Genentech
                                             Fellow at Genentech, Inc., from 1995 to October 1999.
                                             Dr. Stump first joined Genentech in 1989 as Director,
                                             Clinical Research and leader of its thrombolytic therapy
                                             drug development program. Prior to joining Genentech he
                                             was Associate Professor of Medicine and Biochemistry at
                                             the University of Vermont. He received his medical
                                             degree at Indiana University and his postgraduate
                                             training at the University of Iowa as well as the
                                             University of Leuven, Belgium. He is board certified in
                                             Internal Medicine, Hematology and Medical Oncology and
                                             is a Fellow of the American Colleges of Physicians and
                                             the Council on Arteriosclerosis, Thrombosis and Vascular
                                             Biology of the American Heart Association. He is the
                                             author of approximately 60 scientific publications and
                                             serves as a Director of David Pharmaceuticals.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE CLASS III
                                   DIRECTORS.

            PROPOSAL 2 -- APPROVAL OF THE 2000 STOCK INCENTIVE PLAN

     On February 16, 2000, the Board of Directors adopted the 2000 Stock Incentive Plan (the "2000 Plan"), contingent upon approval by the stockholders at the Annual Meeting. For purposes of administrative efficiency, the Board of Directors merged the Company's 1993 Incentive and Non-qualified Stock Option Plan and 1994 Stock Option Plan (collectively, the "Prior Plans") into the 2000 Plan effective upon adoption of that plan. This summary is qualified by reference to the full text of the 2000 Plan, which appears as Exhibit A to this Proxy Statement.

GENERAL

     Purpose: The purpose of the 2000 Plan is to promote the long-term growth and profitability of the Company by providing key people with incentives to improve stockholder value and contribute to the growth and financial success of the Company. The 2000 Plan enables the Company to attract, retain and reward the best-available persons.

     Shares Available under the 2000 Plan: The maximum number of shares of Common Stock that may be issued with respect to awards under the 2000 Plan is 4,000,000 shares, in addition to the shares previously authorized for issuance under the Prior Plans. The Company will reserve such number of shares, and shall continue to reserve the shares remaining under the Prior Plans, for awards under the 2000 Plan. The maximum number of shares subject to awards that may be granted during any one fiscal year of the Company to any one person is 1,000,000 shares. These aggregate and per-person limits are subject to adjustment to reflect any stock dividends, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like.

     If any award, or a portion of an award, under the 2000 Plan terminates unexercised, becomes unexercisable or is forfeited, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), the shares subject to such award and the surrendered shares will be available for further awards under the 2000 Plan. As of March 31, 2000, the fair market value of a share of the Company's Common Stock, determined by the last reported sale price per share of Common Stock on such date as quoted on The Nasdaq National Market, was $83.063.

     Administration: The proposed 2000 Plan will be administered by the Board of Directors or by one or more committees as may be appointed by the Board of Directors from time to time (the Board of Directors or such committees are referred to in this Proxy Statement as the "Administrator"). The Administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the 2000 Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which awards are granted; (ii) determine the types of awards to be granted;
(iii) determine the number of shares to be covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any such award as the Administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award following termination of any grantee's employment or consulting relationship; and (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

     Participation: Participation in the 2000 Plan will be open to all employees, officers, directors and consultants of the Company or any of its affiliates, as may be selected by the Administrator from time to time. Non-employee directors of the Company will be eligible to participate in the 2000 Plan only for purposes of awards of non-employee director options (see "Types of Awards -- Non-Employee Director Options," below).

     Adjustments upon Changes to Common Stock: Subject to any required action by the Company or its stockholders, and subject to the Delaware General Corporation Law, if the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such Common Stock is effected without receipt of consideration by the Company occurring after the date of grant of an award, a proportionate and appropriate adjustment will be made in the number of shares of Common Stock underlying the award to preserve the proportionate interest of the award holder. A commensurate change will be made to (i) the maximum number of shares issuable under the 2000 Plan and the maximum number of shares with respect to which awards may be granted during any one fiscal year to any person, and (ii) the number of shares covered by non-employee director options (see "Types of Awards -- Non-Employee Director Options," below) to be granted after such event.

     Adjustment upon Certain Corporate Transactions: Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company as a result of which the securities then subject to the awards are changed into or exchanged for cash or property or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of shares of Common Stock representing more than 80% of the voting power of the outstanding shares of Common Stock by, another corporation or person, the awards will terminate, unless provision is made for the assumption of the awards, or the substitution for such awards of any awards covering the stock or securities of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares of stock and prices. If an award would otherwise terminate pursuant to the foregoing sentence, the award holder will have the right, at such time before the consummation of the transaction as the Company will reasonably designate, to exercise all vested and unexercised portions and all unvested portions of the awards.

TYPE OF AWARDS

     The 2000 Plan as proposed would allow stock options, stock appreciation rights and performance awards to be granted. These awards may be granted separately or in tandem with other awards. The Administrator will determine the prices, expiration dates and other material conditions upon which such awards may be exercised. The Company or its affiliate may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards.

     Stock Options: The proposed 2000 Plan allows the Administrator to grant either awards of incentive stock options as that term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options; provided, however, that awards of incentive stock options will be limited to employees of the Company or of any subsidiary of the Company. All options granted under the 2000 Plan must have an exercise price at least equal to fair market value on the date of grant. The option exercise price may be paid in cash, by tender of shares of Common Stock, by a combination of cash and shares, or by any other means the Administrator approves.

     Non-Employee Director Options: Beginning with the Annual Meeting, each non-employee director will receive a non-qualified option under the 2000 Plan for 24,000 shares upon initial appointment or election and upon each re-election. Each such non-employee director option will have an exercise price equal to the fair market value of the stock on the date of grant, and will become exercisable in 48 equal monthly installments. Because of the staggered Board, there will be a two-year transition period before all non-employee directors will have received their new non-employee director options. During this transition period, the prior option grant formula under the 1994 Stock Option Plan will be continued for non-employee directors who have not yet received their first new non-employee director options. Under such formula, the non-employee director will receive, during the transition period, an option for 4,000 shares of Common Stock granted immediately following the date of each annual meeting of stockholders as long as such director is a member of the Board of Directors. Each such transition period option will become exercisable in full on the first anniversary of the date of grant or 90 days after the termination of the director's association with the Company.

     Stock Appreciation Rights: The proposed 2000 Plan allows the Administrator to grant awards of Stock Appreciation Rights ("SAR"). An SAR entitles the holder to receive a payment in cash, in shares of Common Stock, or in a combination of both, having an aggregate value equal to the product of (i) the excess of (a) the fair market value on the exercise date of one share of Common Stock over (b) the base price per share specified in the grant agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.

     Performance Awards: The proposed 2000 Plan allows the Administrator to grant performance awards which become payable in cash, in shares of Common Stock, or in a combination of both, on account of attainment of one or more performance goals established by the Administrator. Performance goals established by the Administrator may be based on the Company's or an affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an affiliate as a whole, over such performance period as the Administrator may designate.

AWARDS UNDER THE 2000 PLAN

     Because participation and the types of awards granted under the 2000 Plan as proposed are subject to the discretion of the Administrator, the benefits or amounts that will be received by any participant or groups of participants if the 2000 Plan is approved are not currently determinable.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may terminate, amend or modify the 2000 Plan or any portion thereof at any time.

DURATION OF THE 2000 PLAN

     The 2000 Plan is effective as of the date on which the 2000 Plan was adopted by the Board of Directors, subject to approval of the stockholders within twelve months of such date. No award will be granted under the 2000 Plan on or after the tenth anniversary of the effective date of the 2000 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the current federal income tax treatment of stock options, which would be authorized to be granted under the 2000 Plan as proposed, based upon the current provisions of the Code and regulations promulgated thereunder.

     Incentive Stock Options: Incentive stock options under the 2000 Plan are intended to meet the requirements of Section 422 of the Code. No tax consequences result from the grant of the option. If an option holder acquires stock upon exercise of the option, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of such exercise, provided that the following conditions are met: (i) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary of the Company; and (ii) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. The three-month period is extended to one year in the event of disability and is waived in the event of death of the employee. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock ordinarily will be treated as capital gain, and any loss will be treated as capital loss, in the year of the sale.

     If the option holder fails to comply with the employment requirement discussed above, the tax consequences will be the same as for a nonqualified option, discussed below. If the option holder fails to comply with the holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date the option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the adjusted tax basis of the stock. Any additional gain ordinarily will be recognized by the option holder as capital gain, either long-term or short-term, depending on the holding period of the shares. If the option holder is treated as having received ordinary income because of his or her failure to comply with either condition above, an equivalent deduction will be allowed to the Company in the same year.

     Nonqualified Stock Options: No tax consequences result from the grant of the option. An option holder who exercises a nonqualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount in the fiscal year in which the exercise occurred. The option holder's basis in such shares will be the fair market value on the date income is realized, and when the holder disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

     Disallowance of Deductions: The Code disallows deductions for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors, the material terms under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote, and the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account of stock options and stock appreciation rights granted at fair market value under a plan which limits the number of shares that may be issued to any individual and which is approved by the corporation's stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF
                                 THE 2000 PLAN.

           PROPOSAL 3 -- APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors proposes that the stockholders of the Company approve the adoption of the Human Genome Sciences, Inc. Employee Stock Purchase Plan (the "Plan"), pursuant to which shares of Common Stock would be made available for purchase by eligible employees of the Company. The following summary of the principal features of the Plan is a fair and complete summary of the Plan and it is qualified in its entirety by the full text of the Plan, which appears as Exhibit B to this Proxy Statement.

GENERAL

     The purpose of the Plan is to promote the success and enhance the value of the Company by providing eligible employees with the opportunity to purchase Common Stock of the Company so as to increase their interests in the Company's success and encourage them to remain in the Company's employ. The Plan is intended to qualify as an employee stock purchase plan under section 423 of the Code.

     The Plan authorizes the purchase of up to 250,000 shares of Common Stock by eligible employees. However, the number of shares available for purchase under the Plan will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting the Company's Common Stock. The shares available for purchase under the Plan may, in the discretion of the Board of Directors, be authorized but unissued shares of Common Stock, shares purchased on the open market, or shares from any other proper source.

ADMINISTRATION

     The Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). Subject to the terms of the Plan, the Administrator has authority to interpret the Plan, make, amend and rescind all rules and regulations for the operation of the Plan, take any other actions and make all other determinations necessary or desirable to administer and operate the Plan.

ELIGIBILITY TO PARTICIPATE

     All employees of the Company, and all employees of any subsidiary of the Company that is designated by the Administrator as a participating employer under the Plan (a "Designated Subsidiary"), are eligible to participate in the Plan, subject to such further eligibility requirements as may be specified by the Administrator consistent with Section 423 of the Code. However, any employee that owns, directly or indirectly, 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary of the Company, is not eligible. As of March 31, 2000 approximately 506 employees would be eligible to participate in the Plan.

PURCHASES OF COMMON STOCK UNDER THE PLAN

     Eligible employees receive options ("Options") to purchase Common Stock pursuant to the Plan. The Options are to be granted to each eligible employee on the first day of each calendar year on The Nasdaq National Market is open for trading, or any other date specified by the Administrator. Options remain outstanding for a period determined by the Administrator not to exceed 27 months (such period is referred to as the "Option Period"). Unless the Administrator determines otherwise, consecutive Option Periods of equal duration will be established.

     An individual must be employed as an eligible employee by the Company or a Designated Subsidiary on the first trading day of an Option Period in order to be granted an Option for that Option Period. In the case of an individual who first becomes an eligible employee after the first trading day of an Option Period, the Administrator may designate a subsequent day within the Option Period upon which the employee will be granted an Option that will have a duration equal to the balance of that Option Period.

     Each Option provides the employee the right to purchase, on the last day of the Option Period, up to a maximum number of shares of Common Stock specified by the Administrator. However, no employee may purchase in one calendar year shares of Common Stock having an aggregate fair market value in excess of $25,000. The purchase price for each share of Common Stock under an Option (the "Purchase Price") will be determined by the Administrator, in its discretion, prior to the beginning of the applicable Option Period. However, the Purchase Price will never be less than 85% of the fair market value of the Common Stock on the first or last day of the Option Period, whichever is lower, and will never be less than the par value of the Common Stock. For this purpose, "fair market value" on a particular date means the average of the high and low sale prices per share of Common Stock as reflected on the principal consolidated transaction reporting system for securities listed on any national securities exchange or other market quotation system on which the Common Stock may be principally listed or quoted or, if there are no transactions on that date, then such average for the preceding trading day upon which transactions occurred. On March 31, 2000, the average of the high and low sale prices per share of Common Stock, as quoted on The Nasdaq National Market, was $84.8438. All eligible employees granted Options under the Plan for an Option Period shall have the same rights and privileges with respect to such Options.

     To facilitate payment of the Purchase Price of Options, the Administrator, in its discretion, may permit eligible employees to authorize payroll deductions to be made on each payday during an Option Period, and/or to contribute cash or cash-equivalents to the Company, up to a maximum amount determined by the Administrator. The Company will maintain bookkeeping accounts for all employees who authorize payroll deduction or make cash contributions. Interest will not be paid on any employee accounts, unless the Administrator determines otherwise. The Administrator will establish rules and procedures regarding elections to authorize payroll deductions, changes in such elections, timing and manner of cash contributions, and withdrawals from employee accounts.

     Amounts credited to employee accounts on the last trading day of an Option Period will be applied to the payment of the Purchase Price of outstanding Options. Options will be exercised on the close of business on the last trading day of an Option Period; however, Options of any participant who terminates employment for any reason before such date, or who is no longer an eligible employee on such date, will terminate unexercised. In accordance with rules established by the Administrator, the Purchase Price of Common Stock subject to an Option shall be paid (i) from funds credited to an eligible employee's account, (ii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System, or (iii) by such other method as the Administrator may determine from time to time. Options will be exercised only to the extent the Purchase Price is paid with respect to whole shares of Common Stock. Any balance remaining in an employee's account at the end of an Option Period will be carried forward automatically for the next Option Period. If an employee is not an eligible employee with respect to the next Option Period, any remaining balance will be promptly refunded.

     Because the number of shares of Common Stock that may be purchased by any participant in the Plan is based on the fair market value of such shares on future dates and on the participant's decision to purchase shares, the benefits or amounts that will be received by Plan participants are not currently determinable. No purchases will be made under the Plan prior to approval of the Plan by the stockholders.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Plan at any time for any reason, except that (1) if the approval of any such amendment by the stockholders of the Company is required by Code section 423, such amendment will not be effected without such approval, and (2) no amendment may be made that would cause the Plan to fail to comply with Code section 423 unless expressly so provided by the Board of Directors.

     The Board of Directors, in its sole discretion, may terminate the Plan at any time and for any reason. In the event the Plan is terminated, all outstanding Options shall immediately terminate and all amounts in an eligible employee's account under the Plan shall be promptly refunded.

TAX ASPECTS

     The Plan is intended to qualify as an "employee stock purchase plan" under the provisions of Code section 423. As such, neither the grant of Options to purchase shares under each Option Period nor the actual purchase of shares at the close of the Option Period will result in taxable income to the employee or a deduction to the Company.

     If the employee disposes of shares acquired under the Plan (including by way of gift) within two years after the commencement date of the Option Period under which the shares are purchased or within one year after the shares are purchased, there will be a "disqualifying disposition" of the shares. Upon a disqualifying disposition, the employee must recognize ordinary income equal to the excess of the fair market value of the shares on their purchase date over the purchase price paid to acquire the shares. This excess will be taxed as ordinary income in the year of the disqualifying disposition even if no gain is realized on the disposition or a gift of the shares is made. Any gain realized on a disqualifying disposition in excess of the fair market value of the shares on the purchase date generally will be treated as long-term or short-term capital gain, depending on the holding period for such shares. If the shares are sold for less than their fair market value measured as of the purchase date, the same amount of ordinary income is attributed to the employee and a capital loss is recognized equal to the difference between the purchase price and the fair market value of the shares on the purchase date. The Company will have a corresponding tax deduction at the time of the disqualifying disposition equal to the amount of ordinary income recognized by the employee.

     If an employee disposes of shares acquired under the Plan other than in a disqualifying disposition (i.e., the disposition occurs after the holding periods described above have been satisfied), the employee recognizes (i) ordinary income equal to the difference between the employee's purchase price and the fair market value of the shares on the commencement date of the Option Period under which the shares were purchased, or, if less, the difference between the amount realized by the employee in the disposition and the purchase price of the shares, and (ii) a long-term capital gain for any additional gain realized by the employee in the disposition. If the employee sells the shares and the sale price is less than the purchase price, then there is no ordinary income recognized and the employee recognizes a capital loss for the difference between the sale price and the purchase price. The Company will not have a corresponding tax deduction for the ordinary income recognized by the employee if there is not a disqualifying disposition.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF
                                   THE PLAN.

          PROPOSAL 4 -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Ernst & Young LLP to serve as independent public accountants for the fiscal year ending December 31, 2000, subject to the ratification of such appointment by the stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and is expected to make a statement and to be available to respond to appropriate questions from stockholders. Ernst & Young LLP currently serves as the Company's independent public accountants.

     Unless marked to the contrary, the shares represented by the enclosed proxy, if properly executed and returned, will be voted FOR the ratification of the appointment of Ernst & Young, LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION OF DIRECTORS

     In 1999, each director who was not an employee of the Company, a consultant to the Company, or associated with a collaborator of the Company, was eligible to receive a director's fee of $25,000 per year. Other directors received no compensation for their services to the Company as directors. In 1999, each non-employee director was also entitled to receive (i) an automatic grant of options to purchase 20,000 shares of Common Stock on the date that such non-employee director was first elected or appointed as a director and (ii) an annual automatic grant of an option to purchase 4,000 shares of Common Stock. All directors are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION

     The employees named in the following table were the Company's Chief Executive Officer and the four highest-paid executive officers during 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                                    -----------------------------
                                                     ANNUAL COMPENSATION                       AWARDS
                                            -------------------------------------   -----------------------------
                                                                   OTHER ANNUAL     RESTRICTED STOCK                 ALL OTHER
                                            SALARY(1)    BONUS    COMPENSATION(2)      AWARDS(3)       OPTIONS(4)   COMPENSATION
    NAME AND PRINCIPAL POSITION      YEAR      ($)        ($)           ($)               ($)             (#)           ($)
    ---------------------------      ----   ---------   -------   ---------------   ----------------   ----------   ------------
William A. Haseltine, Ph.D.........  1999    398,654    175,000       82,845(5)                          260,000
  Chief Executive Officer            1998    364,539    160,000       66,287(5)                          460,000(6)
                                     1997    349,503    150,000       69,486(5)                        1,000,000
Craig A. Rosen, Ph.D...............  1999    309,115    160,000                                          150,000
  Executive Vice President           1998    286,631    130,000                                          150,000
                                     1997    274,443    120,000                                          150,000
James H. Davis, Ph.D., J.D.(7).....  1999    239,000     85,000                                           80,000
  Senior Vice President              1998    213,723     75,000                                           50,000
                                     1997    126,154     70,000                                          340,000
Arthur M. Mandell(8)...............  1999    238,615    110,000                                           60,000       144,412(8)
  Senior Vice President              1998    203,723     75,000                                           50,000
                                     1997    150,000     66,620                                          340,000       173,562(8)
Steven C. Mayer....................  1999    238,808    165,000                                           60,000
  Senior Vice President              1998    208,569     75,000                                           70,000
                                     1997    195,000     65,000                                           50,000

---------------
(1) Includes amounts earned but deferred at the election of the executive, such as salary deferrals under the Company's 401(k) Plan established under
    Section 401(k) of the Internal Revenue Code.

(2) As permitted by rules promulgated by the Securities and Exchange Commission, no amounts are shown with respect to certain perquisites (such as car and housing allowances), where such amounts do not exceed the lesser of (i) 10% of the sum of the salary and bonus of the Executive Officer, or (ii) $50,000.

(3) No cash dividends were paid on stock or restricted stock for the fiscal years ended December 31, 1999, 1998 and 1997.

(4) The Company has awarded no Stock Appreciation Rights. Share amounts for all years presented have been restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000.

(5) These amounts include $44,101, $47,436, and $52,134 in imputed interest for 1999, 1998 and 1997 respectively, on an interest-free loan to Dr. Haseltine. See --Loans to Executive Officers.

(6) Includes 240,000 options granted during 1998 at the then-market price of $20.31 per share, but inadvertently excluded from the 1998 awards information presented in the Company's Proxy Statement dated April 16, 1999.

(7) Joined the Company on May 14, 1997.

(8) Joined the Company on March 17, 1997. All Other Compensation for 1999 includes $118,398 pertaining to the leasing, insurance, and early buy-out of a leased automobile and $26,014 pertaining to the initiation fee and membership dues to a local country club, both of which include a gross-up for income tax purposes. All Other Compensation for 1997 includes $173,562 for relocation costs and other compensation related to his joining the Company.

     The following table sets forth information concerning grants to the Named Executive Officers of options to purchase shares of the Company's Common Stock granted in 1999.

                            OPTIONS GRANTED IN 1999

                                                                                           POTENTIAL REALIZABLE VALUE
                                                  INDIVIDUAL GRANTS                         AT ASSUMED ANNUAL RATES
                              ----------------------------------------------------------         OF STOCK PRICE
                                         PERCENT OF TOTAL                                   APPRECIATION FOR OPTION
                                        OPTIONS GRANTED TO   EXERCISE PRICE                         TERM(2)
                              OPTIONS    ALL EMPLOYEES IN      PER SHARE      EXPIRATION   --------------------------
            NAME              (#)(1)       FISCAL YEAR           ($)(1)          DATE         5%($)         10%($)
            ----              -------   ------------------   --------------   ----------   -----------   ------------
William A. Haseltine,
  Ph.D. ....................   20,000         0.7%               18.00        01/05/2009      226,402        573,747
                              240,000         8.6%               58.75        12/09/2009    8,867,414     22,471,769
Craig A. Rosen, Ph.D. ......  150,000         5.4%               58.75        12/09/2009    5,542,134     14,044,855
James H. Davis, Ph.D.,
  J.D. .....................   80,000         2.9%               58.75        12/09/2009    2,955,805      7,490,590
Arthur M. Mandell...........   60,000         2.2%               58.75        12/09/2009    2,216,854      5,617,942
Steven C. Mayer.............   60,000         2.2%               58.75        12/09/2009    2,216,854      5,617,942

---------------
(1) Share and per share amounts presented have been restated to reflect a two-for-one stock split paid in the form of a stock dividend paid on January 28, 2000.

(2) The assumed annual rates of stock price appreciation of 5% and 10% are required by the Securities and Exchange Commission to be used for illustration purposes and are not intended to forecast possible future appreciation, if any, of the Company's common stock.

     The following table sets forth information with respect to option exercises by and year-end values during 1999 for the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND OPTION VALUES AT END OF FISCAL YEAR

                                                              NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                 SHARES                            OPTIONS AT               MONEY OPTIONS AT FISCAL
                               ACQUIRED ON                    FISCAL YEAR-END(#)(1)             YEAR-END ($)(2)
                                EXERCISE        VALUE      ---------------------------   -----------------------------
            NAME               PRICE(#)(1)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
            ----               -----------   -----------   -----------   -------------   ------------   --------------
William A. Haseltine,
  Ph.D. .....................      None            None      434,000       1,286,000      21,453,875      53,306,125
Craig A. Rosen, Ph.D. .......    10,000         220,250      301,568         417,476      19,221,081      18,871,310
James H. Davis, Ph.D.,
  J.D. ......................    40,000       1,142,550      127,411         302,589       7,946,614      15,214,636
Arthur M. Mandell............    50,000       1,363,475      143,293         256,707       8,941,224      13,242,526
Steven C. Mayer..............    60,000       2,107,738      166,682         253,318      10,405,960      13,030,290

---------------
(1) Share amounts presented have been restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000.

(2) Value is based on the difference between the stock option exercise price and the closing price of the Company's Common Stock on The Nasdaq National Market on December 31, 1999 of $76.3125 per share, restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     In February 1997, the Company entered in an employment agreement with Dr. Haseltine that superseded his May 1993 employment agreement. The employment agreement is for an initial term that expired in February 2000 and has been and will be automatically extended for additional one-year periods unless terminated by either party four months prior to the end of the applicable term. The employment agreement provides that Dr. Haseltine is entitled to an annual base salary as determined by the Board of Directors ($450,000 as of January 1, 2000), and an annual bonus as determined by the Board of Directors and an annual car allowance. The Company may terminate the employment agreement without cause, and upon such termination, Dr. Haseltine will be entitled to severance equal to his base salary for a period of 24 months. The Company sold to Dr. Haseltine 1,322,320 shares of restricted Common Stock on May 18, 1993 at a purchase price of $0.10 per share. The shares of Common Stock sold to Dr. Haseltine vested in equal annual installments over a four-year period that commenced on May 11, 1993. All of the shares are subject to rights of first refusal by the Company on sale (at a price per share equal to $0.565 less than the price of the proposed sale).

     In October 1992, the Company entered into an employment agreement with Dr. Rosen in which Dr. Rosen agreed to serve as Senior Vice President, Research and Development of the Company. The employment agreement was for an initial term that ended in October 1995 and has been and will be automatically extended for additional one-year periods unless terminated by either party prior to the end of the applicable term. Dr. Rosen is entitled to an annual base salary, as determined by the Board of Directors ($340,000 as of January 1, 2000), an annual bonus of between 10% and 20% of his base salary, and an annual car allowance. The Company may terminate the employment agreement without cause, and upon such termination, Dr. Rosen will be entitled to receive three months' base salary. In April 1993, pursuant to the agreement, the Company sold to Dr. Rosen 281,954 shares of restricted Common Stock at a purchase price of $0.005 per share. All of the shares are subject to rights of first refusal by the Company on sale (at a price per share equal to $0.095 less than the price of the proposed sale).

     In April 1997, the Company entered into an employment agreement with Dr. Davis in which Dr. Davis agreed to serve as Senior Vice President, General Counsel and Secretary of the Company. Dr. Davis is entitled to an annual base salary, as determined by the Board of Directors ($275,000 as of January 1, 2000) and an annual bonus of up to 30% of base salary. Upon termination without cause, Dr. Davis will be entitled to receive base salary until the earlier of (i) 12 months after termination of employment or (ii) commencement of other regular full-time employment.

     In January 1997, the Company entered into an employment agreement with Mr. Mandell in which Mr. Mandell agreed to serve as Senior Vice President, Corporate and Business Development of the Company. Mr. Mandell is entitled to an annual base salary, as determined by the Board of Directors ($275,000 as of January 1, 2000) and an annual bonus of up to 30% of base salary. Upon termination without cause or upon a constructive termination, Mr. Mandell will be entitled to receive base salary until the earlier of (i) 12 months after termination of employment, or (ii) commencement of other regular full-time employment. The Company paid Mr. Mandell relocation costs and other compensation of $173,562 in connection with his relocation to Maryland.

     In September 1999, the Company entered into an employment agreement with Dr. Stump in which Dr. Stump agreed to serve as Senior Vice President, Drug Development of the Company. Dr. Stump is entitled to an annual base salary, as determined by the Board of Directors ($275,000 as of January 1, 2000) and an annual bonus of up to 30% of base salary. Upon termination without cause, Dr. Stump will be entitled to receive base salary until the earlier of (i) 12 months after termination of employment or (ii) commencement of other regular full-time employment.

     In July 1998, the Company established a Key Executive Severance Plan for the Chief Executive Officer, the President and other key employees of the Corporation, and pursuant to that plan, the Company entered into agreements with the Named Executive Officers. The agreements provide that in the event the executive's employment is terminated by the Company without cause or by the Executive for good reason, in either case within 18 months of a Change in Control of the Company (as defined in the Plan), the Company shall make a cash payment to the executive equal to 1.5 times the sum of the executive annual salary plus bonus (2.0 times in the case of the CEO) and the executive will be entitled to continue to participate in the Company's group medical, dental, life and disability programs for a period of eighteen months (twenty-four months in the case of the CEO). In addition, the Key Executive Severance Plan provides that upon a Change in Control, all option plans will vest unless the options are assumed or replaced in connection with the Change in Control and the assumed or replacement options will vest in the event the executive's employment is terminated without cause or the executive resigns for good reason, in either case within 18 months of the Change in Control. Each executive also agreed to certain confidentiality and non-solicitation provisions as a condition to participation in the Key Executive Severance Plan.

LOANS TO EXECUTIVE OFFICERS

     In November 1993, the Board of Directors authorized the extension of an interest-free loan (the "Loan") to Dr. Haseltine, in an amount up to $1,000,000, to enable Dr. Haseltine to pay certain tax liabilities relating to his purchase of Common Stock in May 1993. The Loan was made on December 29, 1993 and was evidenced by a promissory note dated March 4, 1994 in the original amount of $872,845, replacing a promissory note dated December 29, 1993 (as replaced, the "Note"). The principal amount of the Loan was increased to $891,488 on December 16, 1994. The Loan was secured initially by 228,944 shares of issued and outstanding Common Stock of the Company, with a market value at that time equal to 200% of the principal sum of the loan (the "Collateral") and is now secured by 64,252 shares of Common Stock. The Loan is repayable in full on the earliest to occur of (i) twenty business days after demand for repayment has been made by the Company, (ii) twenty business days after Dr. Haseltine's employment has been terminated, (iii) on the date Dr. Haseltine defaults on the Note, and (iv) December 29, 2003. Dr. Haseltine is required to repay the Loan in full, or in some instances, in part, if he sells any of the Collateral.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is a current or former officer or employee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") consists entirely of non-employee directors. The Committee determines all compensation paid or awarded to the Company's executive officers and approves the Company's overall compensation policies.

     The Committee's goals are to attract and retain an executive management team that is capable of taking full advantage of the Company's opportunities, and to provide incentives for outstanding performance. In arriving at an initial compensation offer to an individual, the Committee considers determinants of the individual's market value, including experience, education, accomplishments and reputation, as well as the level of responsibility to be assumed, in relation to the market value of such qualifications and industry standards. When determining subsequent adjustments to an individual's compensation package, the Committee also evaluates the importance to stockholders of that person's continued service. This is a judgment process, exercised by the Committee with the advice of Company management and a compensation consultant.

     The executive officers' compensation structure consists of: (i) base salary, (ii) cash bonus and (iii) stock options.

     Base Salary. Each individual's base salary is determined by the Committee after considering a variety of factors that make up market value and prospective value to the Company, including the knowledge, experience and accomplishments of the individual, the individual's level of responsibility, and the typical compensation levels for individuals with similar credentials. The Committee may change the salary of an individual on the basis of its judgment for any reason, including the performance of the individual or the Company, changes in responsibility, and changes in the market for executives with similar credentials. Salaries for 2000 were set based on the above factors and after review of industry comparables and discussion with a leading compensation consultant.

     Cash Bonus. Bonuses are awarded for accomplishments during the past year. Bonuses are determined by the Committee with advice from Company Management, based upon the Committee's assessment of the individual's contributions during the year, compared to, but not limited to, a list of individualized goals previously approved by Management and the Committee. In determining bonuses for the fiscal year ended December 31, 1999, the Committee considered in addition to the individualized goals, the Company's raising an additional $325 million from two debt financings to support ongoing research and significant progress in conducting clinical trials of new drug candidates and in identifying new therapeutic proteins for internal development or out-licensing, completion of the first phase of the Company's leased process development and manufacturing facility and initiation of construction of an expansion to the facility, continued progress within collaborations previously established and establishment of two new collaborations in the area of antibodies, and further additions to the Company's intellectual property and to its capability to convert this to product development programs.

     Stock Options. Stock options are prospective incentives, aimed at keeping and motivating key people by letting them share in the value they create for stockholders. They are awarded at times deemed appropriate by the Committee in amounts calculated to secure the full attention and best efforts of executives on whose future performance the Company's success will depend. Executive officers other than the C.E.O. (discussed below) received options on 630,000 shares in 1999.

     Chief Executive Officer's Compensation. The Committee awarded Dr. Haseltine a bonus of $175,000 for the fiscal year ended December 31, 1999. In addition, effective January 1, 2000, Dr. Haseltine's base salary was increased from $400,000 per year to $450,000 per year. The bonus and increase in salary are based on the Committee's assessments of Dr. Haseltine's role in the Company's performance in 1999. Under Dr. Haseltine's leadership, the Company's capabilities and opportunities were significantly enhanced by raising an additional $325 million to support ongoing research efforts and initiating new collaborations in the area of antibodies, which multiply the potential for converting the Company's discoveries into products on a timely basis. At the same time, the Company has made significant progress in developing new drug candidates. Organizational development is keeping pace with the expanding opportunities.

     In December 1999, the Committee also reviewed Dr. Haseltine's stock options in light of the progress the Company had made in raising additional capital, as well as in the clinical development of therapeutic proteins and in the identification of new preclinical drug candidates. Because of these achievements, and based on the advice of a leading compensation consultant, the Committee decided to grant additional options for 240,000 shares, effective December 9, 1999 at market price ($58.75 as of December 8, 1999) vesting over five years (restated to reflect a two-for-one stock split paid in the form of a stock dividend on January 28, 2000).

     Compensation Deduction Limit. The Committee has considered the $1 million limit for federal income tax purposes on deductible executive compensation that is not performance based, and believes all executive compensation expenses will be deductible by the Company for the foreseeable future.

                                          Compensation Committee

                                          Max Link, Chairman
                                          Robert D. Hormats
                                          Alan G. Spoon

PERFORMANCE GRAPH

     As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a company-constructed peer group index. The following graph compares the performance of the Company's Common Stock for the periods indicated with the performance of the Nasdaq U.S. Stock Market Total Return Index (the "TRI") and the Nasdaq Pharmaceutical Index (the "NPI"). The comparison assumes $100 was invested on December 31, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes the reinvestment of dividends.
[LINE GRAPH]

                                                  HUMAN GENOME SCIENCES             NASDAQ US            NASDAQ PHARMACEUTICALS
                                                  ---------------------             ---------            ----------------------
12/31/94                                                  100.00                     100.00                      100.00
12/31/95                                                  259.32                     141.34                      183.41
12/31/96                                                  276.27                     173.90                      183.98
12/31/97                                                  269.49                     213.07                      190.02
12/31/98                                                  241.10                     300.43                      241.74
12/31/99                                                 1034.75                     555.99                      449.78

                             ADDITIONAL INFORMATION

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. The Company has reviewed such reports received by it and written representations from its directors and executive officers. Based solely on such review, Robert Hormats, Max Link, Ph.D. and Craig A. Rosen, Ph.D., each filed one Form 4 late. In addition, Laura D'Andrea Tyson, Ph.D. filed an Amendment to her Form 3, originally filed in December 1998.

OTHER MATTERS

     The Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, TO EACH OF THE COM-

PANY'S STOCKHOLDERS OF RECORD ON MARCH 31, 2000, AND TO EACH BENEFICIAL OWNER OF STOCK ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 9410 KEY WEST AVENUE, ROCKVILLE, MARYLAND 20850-3338, ATTENTION INVESTOR RELATIONS OFFICE. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL OWNERS OF COMMON STOCK MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP.

PROPOSALS FOR THE 2001 ANNUAL MEETING

     The deadline for submission of stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders is December 26, 2000. Any such proposal received by the Corporation's principal executive offices in Rockville, Maryland after such date will be considered untimely and may be excluded from the proxy statement and form of proxy.

     The deadline for submission of stockholder proposals to be presented at the 2001 Annual Meeting of Stockholders, but which will not be included in the proxy statement and form of proxy relating to such meeting, is March 26, 2001. Any such proposal received by the Corporation's principal executive offices in Rockville, Maryland after such date will be considered untimely and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                          By Order of the Board of Directors,

                                          James H. Davis, Secretary

April 24, 2000

     THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                                                       EXHIBIT A

                          HUMAN GENOME SCIENCES, INC.
                           2000 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     Human Genome Sciences, Inc., a Delaware corporation (the "Company"), hereby establishes the Human Genome Sciences, Inc. 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

     The Plan is the continuation of the Company's 1993 Incentive and Non-qualified Stock Option Plan and 1994 Stock Option Plan (collectively, the "Prior Plans"), which are hereby merged and restated as set forth herein. The provisions of the Prior Plans shall continue to control with respect to any outstanding options granted thereunder that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code to the extent necessary to preserve such status.

     The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, performance awards, other stock-based awards, or any combination of the foregoing.

2. DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

     (b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award granted under the Plan or one of the Prior Plans.

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     (e) "Common Stock" shall mean shares of common stock of the Company, par value of one cent ($0.01) per share.

     (f) "Fair Market Value" shall mean, with respect to a share of the Company's Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, "Fair Market Value" shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this Section 2(f) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

     (g) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award and shall incorporate the terms of the Plan.

3. ADMINISTRATION

     (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

     (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

     The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom and the times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

     The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

     (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award.

     (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

     (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

     The shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 4,000,000 shares of Common Stock, in addition to the number of shares authorized for issuance under the Prior Plans. The Company shall reserve such number of shares, and shall continue to reserve the number of shares remaining under the Prior Plans, for Awards under the Plan. If any Award, or portion of an Award, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

     The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 1,000,000. Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5. PARTICIPATION

     Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. Non-employee directors of the Company shall be eligible to participate in the Plan only as provided in Section 6(b).

6. AWARDS

     The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation," as defined in Code sections 424(e) and (f), respectively, of the Company. All options granted under the Plan must have an exercise price at least equal to Fair Market Value as of the date of grant. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

     (b) Non-Employee Director Options. Each director of the Company who is not an employee of the Company (a "Non-Employee Director"), and who is appointed, elected or re-elected as director on or after the date of the annual meeting of stockholders for the Company's fiscal year ending December 31, 2000, shall receive an option (a "Director Option") to purchase 24,000 shares of Common Stock on the date of each such appointment, election or re-election. Until the annual stockholders meeting for the fiscal year in which a Non-Employee Director receives his or her first Director Option, such Non-Employee Director will receive an automatic grant, on the day immediately following the date of each annual meeting of stockholders as long as such director is a member of the Board, of an option to purchase 4,000 shares of Common Stock (a "Transition Period Director Option"). The exercise price for each share subject to a Director Option or a Transition Period Director Option shall be equal to the Fair Market

Value of the Common Stock on the date of grant. Each Director Option shall become exercisable in 48 equal monthly installments commencing on the date of grant. Each Transition Period Director Option will become exercisable in full on the first anniversary of the date of grant or 90 days after the termination of the director's association with the Company.

     (c) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     (d) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

7. MISCELLANEOUS

     (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

     (b) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

     (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     (d) Adjustments; Business Combinations.

          (i) Subject to any required action by the Company (which shall be promptly taken) or its shareholders, and subject to the provisions of the Delaware General Corporation Law, if the outstanding Common Stock are increased or decreased or changed into or exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such Common Stock is effected without receipt of consideration by the Company occurring after the date of grant of an Award, a proportionate and appropriate adjustment shall be made in the number of shares of Common Stock underlying the Award, so that the proportionate interest of the Award holder immediately following such event shall, to the extent practicable, be the same as immediately before such event. A commensurate change will be made to (A) the maximum number of shares reserved for issuance or with respect to which Awards may be granted under the Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by Director Options and Transition Period Director Options, as provided in Section 6(b), to be granted after such event.

          (ii) In addition to the adjustments covered under Section 7(d)(i) above, any Award may contain provisions to the effect that upon the occurrence of certain events, including a change in control of the Company (as defined by the Administrator in the Grant Agreement), any outstanding Awards not theretofore exercisable or free from restrictions, as the case may be, shall either immediately, or upon a further determination made by the Administrator at the time of the event, become fully exercisable or free from restrictions.

          (iii) The Administrator will make the adjustments and determinations under Sections 7(d)(i) and 7(d)(ii), and its determination will be final, binding, and conclusive.

          (iv) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company as a result of which the outstanding securities of the class of securities then subject to the Awards are changed into or exchanged for cash or property or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of shares of Common Stock representing more than eighty percent (80%) of the voting power of the shares of Common Stock then outstanding by, another corporation or person, the Awards shall terminate, unless provision be made in writing in connection with such transaction for the assumption of the Awards theretofore granted, or the substitution for such Awards of any awards covering the stock or securities of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Awards shall continue in the manner and under the terms so provided. If an Award would otherwise terminate pursuant to the foregoing sentence, the holder of such Award shall have the right, at such time before the consummation of the transaction causing such termination as the Company shall reasonably designate, to exercise the unexercised portions of the Awards, including the portions thereof that would, but for this subsection, not yet be exercisable.

     (e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

     (f) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

     (g) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

     (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

     (j) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:  February 16, 2000

Date Approved by the Stockholders:

                                                                       EXHIBIT B

                          HUMAN GENOME SCIENCES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     This Human Genome Sciences, Inc. Employee Stock Purchase Plan (this "PLAN") provides eligible employees of Human Genome Sciences, Inc. (the "CORPORATION") and certain of its subsidiaries with opportunities to purchase shares of the Corporation's Common Stock, $0.01 par value per share (the "COMMON STOCK"). The Plan is intended to benefit the Corporation by increasing the employees' interest in the Corporation's growth and success and encouraging employees to remain in the employ of the Corporation or its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the "CODE"), and shall be so applied and interpreted.

     1. Shares Subject to the Plan. Subject to adjustment as provided herein, the aggregate number of shares of Common Stock that may be made available for purchase under the Plan is 250,000 shares. The shares purchased under the Plan may, in the discretion of the Board of Directors of the Corporation (the "BOARD"), be authorized but unissued shares of Common Stock, shares purchased on the open market, or shares from any other proper source.

     2. Administration. The Plan will be administered by the Board or by a committee appointed by the Board (the "ADMINISTRATOR"). The Administrator has authority to interpret the Plan, to make, amend and rescind all rules and regulations for the administration and operation of the Plan, and to make all other determinations necessary or desirable in administering and operating the Plan, all of which will be final and conclusive. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan.

     3. Eligibility. All employees of the Corporation, including directors who are employees, and all employees of any subsidiary of the Corporation (as defined in Code section 424(f)), now or hereafter existing, that is designated by the Administrator from time to time as a participating employer under the Plan (a "DESIGNATED SUBSIDIARY"), are eligible to participate in the Plan, subject to such further eligibility requirements as may be specified by the Administrator consistent with Code section 423.

     4. Options to Purchase Common Stock.

     (a) Options ("OPTIONS") will be granted pursuant to the Plan to each eligible employee on the first day on which the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is open for trading ("TRADING DAY") on or after January 1 of each year commencing on or after the Effective Date (as defined in Section 18), or such other date specified by the Administrator. Each Option will terminate on the last Trading Day of a period specified by the Administrator (each such period referred to herein as an "OPTION PERIOD"). No Option Period shall be longer than 27 months in duration. Unless the Administrator determines otherwise, subsequent Option Periods of equal duration will follow consecutively thereafter, each commencing on the first Trading Day immediately after the expiration of the preceding Option Period.

     (b) An individual must be employed as an eligible employee by the Corporation or a Designated Subsidiary on the first Trading Day of an Option Period in order to be granted an Option for that Option Period. However, the Administrator may designate any subsequent Trading Day(s) (each such designated Trading Day referred to herein as an "INTERIM TRADING DAY") in an Option Period upon which Options will be granted to eligible employees who first commence employment with, or first become eligible employees of, the Corporation or a Designated Subsidiary after the first Trading Day of the Option Period. In such event, the Interim Trading Day shall constitute the first Trading Day of the Option Period for all Options granted on such day for all purposes under the Plan.

     (c) Each Option represents a right to purchase on the last Trading Day of the Option Period or on one or more Trading Days within the Option Period designated by the Administrator (each such designated Trading Day and the last Trading Day of the Option Period, a "PURCHASE DATE"), at the Purchase Price hereinafter provided for, whole shares of Common Stock up to such maximum number of shares specified by the Administrator on or before the first day of the Option Period. All eligible employees granted Options under the Plan for an Option Period shall have the same rights and privileges with respect to such Options. The purchase price of each share of Common Stock (the "PURCHASE PRICE") subject to an Option will be determined by the Administrator, in its discretion, on or before the beginning of the Option Period; provided, however, that the Purchase Price for an Option with respect to any Option Period shall never be less than the lesser of 85 percent of the Fair Market Value of the Common Stock on (i) the first Trading Day of the Option Period or (ii) the Purchase Date, and shall never be less than the par value of the Common Stock.

     (d) For purposes of the Plan, "FAIR MARKET VALUE" on a Trading Day means the average of the high and low sale prices per share of Common Stock as reflected on the principal consolidated transaction reporting system for securities listed on any national securities exchange or other market quotation system on which the Common Stock may be principally listed or quoted or, if there are no transactions on a Trading Day, then such average for the preceding Trading Day upon which transactions occurred.

     (e) Notwithstanding any provision in this Plan to the contrary, no employee shall be granted an Option under this Plan if such employee, immediately after the Option would otherwise be granted, would own 5% or more of the total combined voting power or value of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the attribution rules of Code section 424(d) will apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase will be treated as stock owned by the employee.

     (f) Notwithstanding any provision in this Plan to the contrary, no employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and all other stock purchase plans of the Corporation and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the time such Option is granted) for each calendar year in which the Option is outstanding at any time, as required by Code section 423.

     5. Payroll Deductions and Cash Contributions.

     To facilitate payment of the Purchase Price of Options, the Administrator, in its discretion, may permit eligible employees to authorize payroll deductions to be made on each payday during the Option Period, and/or to contribute cash or cash-equivalents to the Corporation, up to a maximum amount determined by the Administrator. The Corporation will maintain bookkeeping accounts for all employees who authorize payroll deduction or make cash contributions. Interest will not be paid on any employee accounts, unless the Administrator determines otherwise. The Administrator shall establish rules and procedures, in its discretion, from time to time regarding elections to authorize payroll deductions, changes in such elections, timing and manner of cash contributions, and withdrawals from employee accounts. Amounts credited to employee accounts on the Purchase Date will be applied to the payment of the Purchase Price of outstanding Options pursuant to Section 6 below.

     6. Exercise of Options; Purchase of Common Stock. Options shall be exercised at the close of business on the Purchase Date. In accordance with rules established by the Administrator, the Purchase Price of Common Stock subject to an option shall be paid (i) from funds credited to an eligible employee's account, (ii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System, or
(iii) by such other method as the Administrator shall determine from time to time. Options shall be exercised only to the extent the purchase price is paid with respect to whole shares of Common Stock. Any balance remaining in an employee's account on a Purchase Date after such purchase of Common Stock will be carried forward automatically into the employee's account for the next Purchase Date or Option Period, as applicable, unless the employee is not an eligible employee with respect to the next Purchase Date or Option Period, as applicable, in which case such amount will be promptly refunded.

     7. Issuance of Certificates. As soon as practicable following each Purchase Date, certificates representing shares of Common Stock purchased under the Plan will be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Administrator's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee or the Administrator.

     8. Rights on Retirement, Death, Termination of Employment, or Termination of Status as Eligible Employee. In the event of an employee's termination of employment or termination of status as an eligible employee prior to a Purchase Date (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), any outstanding Option granted to him will immediately terminate, no further payroll deduction will be taken from any pay due and owing to the employee and the balance in the employee's account will be paid to the employee or, in the event of the employee's death, (a) to the executor or administrator of the employee's estate or (b) if no such executor or administrator has been appointed to the knowledge of the Administrator, to such other person(s) as the Administrator may, in its discretion, designate. If, prior to a Purchase Date, the Designated Subsidiary by which an employee is employed will cease to be a subsidiary of the Corporation, or if the employee is transferred to a subsidiary of the Corporation that is not a Designated Subsidiary, the employee will be deemed to have terminated employment for the purposes of this Plan.

     9. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay will constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     10. Options Not Transferable. Options under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     11. Withholding of Taxes. To the extent that a participating employee realizes ordinary income in connection with the purchase, sale or other transfer of any shares of Common Stock purchased under the Plan or the crediting of interest to the employee's account, the Corporation may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan must, within 30 days of such sale or transfer, notify the Corporation in writing of the sale or transfer.

     12. Application of Funds. All funds received or held by the Corporation under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees and can be commingled with other general corporate funds. Participating employees' accounts will not be segregated.

     13. Effect of Changes in Capitalization.

     (a) Changes in Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the effective date of the Plan, the number and kind of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be similarly adjusted so that the proportionate interest, if any, of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such Options, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

     (b) Reorganization in Which the Corporation Is the Surviving
Corporation. Subject to Subsection (c) of this Section 13, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, all outstanding Options under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Options would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such Options immediately prior to such reorganization, merger or consolidation.

     (c) Reorganization in Which the Corporation Is Not the Surviving Corporation or Sale of Assets or Stock. Upon any dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board that results in any person or entity owning more than 50 percent of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new Options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Option Period shall be deemed to have ended on the last Trading Day prior to such termination, and, unless the Administrator determines otherwise in its discretion, each participating employee shall have the ability to choose either to (i) have all monies then credited to such employee's account (including interest, to the extent any has accrued) returned to such participating employee or (ii) exercise his Options in accordance with Section 6 on such last Trading Day; provided, however, that if a participating employee does not exercise his right of choice, his Options shall be deemed to have been automatically exercised in accordance with Section 6 on such last Trading Day. The Administrator shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Corporation gives notice thereof to its stockholders.

     (d) Adjustments. Adjustments under this Section 13 related to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

     (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     14. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Corporation is required by Code section 423, such amendment will not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Code section 423 unless expressly so provided by the Board.

     15. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Option plus the number of shares purchased under all Options previously granted under this Plan exceeds the maximum number of shares issuable under this Plan, the Administrator will allot the shares then available on a pro rata basis. Any funds then remaining in a participating employee's account after purchase of the employee's pro-rata number of shares will be refunded.

     16. Termination of the Plan. This Plan may be terminated at any time by the Board. Except as otherwise provided in Section 13(c) hereof, upon termination of this Plan all outstanding Options shall immediately terminate and amounts in the employees' accounts will be promptly refunded.

     17. Governmental Regulations.

     (a) The Corporation's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     (b) The Plan will be governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof, except to the extent that such law is preempted by federal law.

     18. Effective Date. The Plan is effective as of July 1, 2000 (the "EFFECTIVE DATE"), subject to approval of the Plan by the stockholders of the Corporation within 12 months of the Effective Date.

                          HUMAN GENOME SCIENCES, INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2000

      The undersigned hereby appoints WILLIAM A. HASELTINE, Ph.D., and JAMES H. DAVIS, Ph.D., J.D., and each of them, with full power of substitution to each, as attorneys and proxies of the undersigned, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Human Genome Sciences, Inc. (the "Company") to be held at the Gaithersburg Marriott Washingtonian Hotel, 9751 Washingtonian Boulevard, Gaithersburg, Maryland 20878, on May 24, 2000 at 9:00 a.m., local time, and at any adjournments thereof, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON(S) SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES INDICATED AND "FOR" THE OTHER PROPOSALS.

                           (CONTINUED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          HUMAN GENOME SCIENCES, INC.

                                  MAY 24, 2000

             /\ Please Detach and Mail in the Envelope Provided /\

A [X] Please mark your
      votes as in this
      example.

                  FOR all nominees             WITHHOLD
                  listed to the right      AUTHORITY to Vote     MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR
                 (except as written to  for all nominees listed  LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4.
                  the contrary below)        to the right                                                        FOR AGAINST ABSTAIN
1. To elect              [ ]                      [ ]     NOMINEES:  William A. Haseltine, Ph.D.  2. To approve  [ ]   [ ]     [ ]
   4 directors.                                                      Laura D'Andrea Tyson, Ph.D.     the adoption
To withhold authority to vote for any nominee(s), write              Robert D. Hormats               of the 2000
the name(s) of the nominee(s) below:                                 Alan G. Spoon                   Stock
                                                                                                     Incentive
-------------------------------------------------------                                              Plan.

-------------------------------------------------------                                           3. To approve  [ ]   [ ]     [ ]
                                                                                                     the adoption
-------------------------------------------------------                                              of the
                                                                                                     Employee
                                                                                                     Stock
                                                                                                     Purchase Plan.

                                                                                                  4. To ratify   [ ]   [ ]     [ ]
                                                                                                     the appointment of Ernst &
                                                                                                     Young LLP as the Company's
                                                                                                     independent public accountants
                                                                                                     for the fiscal year ending
                                                                                                     December 31, 2000.

                                                                                                  5. To act upon such other matters
                                                                                                     which may properly come before
                                                                                                     the Annual Meeting or any
                                                                                                     adjournments thereof.

                                                                                                  THIS PROXY, WHEN PROPERLY
                                                                                                  EXECUTED, WILL BE VOTED IN THE
                                                                                                  MANNER DIRECTED HEREIN BY THE
                                                                                                  STOCKHOLDER. IF NO DIRECTION IS
                                                                                                  MADE, THIS PROXY WILL BE VOTED
                                                                                                  "FOR" THE ELECTION OF THE
                                                                                                  NOMINEES INDICATED AND FOR THE
                                                                                                  OTHER PROPOSALS.

                                                                                                  The undersigned hereby
                                                                                                  acknowledges receipt of a copy
                                                                                                  of the Company's 1999 Annual
                                                                                                  Report and Notice of Annual
                                                                                                  Meeting and Proxy Statement
                                                                                                  relating to such Annual Meeting.
                                                                                                  The undersigned revokes all
                                                                                                  proxies heretofore given for said
                                                                                                  Annual Meeting or any
                                                                                                  adjournment(s) thereof.

                                                                                                  PLEASE SIGN, DATE AND PROMPTLY
                                                                                                  RETURN THIS PROXY IN THE ENCLOSED
                                                                                                  ENVELOPE. NO POSTAGE IS REQUIRED
                                                                                                  IF MAILED WITHIN THE UNITED
                                                                                                  STATES.

SIGNATURE(S)_____________________________________________________________________________________________ DATE______________________
NOTE: Please sign exactly as your name appears hereon. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should give their full titles. If a signatory is a corporation, please give the full corporate name and have a duly authorized officer sign, stating his or her title. If a signatory is a partnership, please sign in partnership name by an authorized person.